UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	JANUARY 31, 2006

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction	000-30758 (Commission	62-12-62580 (IRS Employer
of incorporation)	File Number)	Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA (Address of principal executive offices)	L6T 5P6 (Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
On January 31, 2006, Nortel Networks Corporation (“NNC”) issued a press release (the “Press Release”) rescheduling the transfer to Flextronics of NNC’s manufacturing operations and related activities in Calgary, Alberta from first to second quarter of 2006. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. NNC had previously announced on September 19, 2005 that it expected these operations to transfer to Flextronics by the end of the first quarter (see the Company’s Current Report on Form 8-K dated and filed with the United States Securities and Exchange Commission on September 22, 2005).
NNC owns all of the registrant’s common shares and the registrant is NNC’s principal direct operating subsidiary.
Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release issued by NNC on January 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
	By:	/s/ David W. Drinkwater
David W. Drinkwater
Chief Legal Officer

	By:	/s/ Gordon A. Davies
Gordon A. Davies
Dated: February 3, 2006		General Counsel – Corporate and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by NNC on January 31, 2006.